EXHIBIT 10.4

            PROMISSORY NOTES ISSUED TO AFFILIATED MINING, INC. DATED
                                 JANUARY 1, 2002

                           CONVERTIBLE PROMISSORY NOTE

$1,510.70
                                                                Denver, Colorado

                                                                 January 1, 2002


         FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation (the "Maker"), hereby promises to pay to the order of Affiliated Mining Company (the "Holder"), the principal sum of One Thousand Five Hundred Ten and 70/100 US Dollars ($1,510.70), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on or before January 1, 2003, subject to conversion as described below.

         This Note may be converted into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder's option.

         This Note is subject to prepayment, in whole or in part, at the option of the Maker without penalty. Such prepayments shall be applied first to interest accrued and then to the principal due hereunder.

         In case this Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

         All rights and obligations hereunder shall be governed by the laws of the State of Colorado.

         This Note is unsecured.

         IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

                                        PARK-PREMIER MINING COMPANY



                                        By: /S/ ROBERT W. DUNLAP
                                           -----------------------------------
                                        Its:   PRESIDENT
                                           -----------------------------------


Description: Unreimbursed Expenses




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                           CONVERTIBLE PROMISSORY NOTE

$11,871.98
                                                                Denver, Colorado

                                                                 January 1, 2002


         FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation (the "Maker"), hereby promises to pay to the order of Affiliated Mining Company (the "Holder"), the principal sum of eleven Thousand Eight Hundred and Seventy One and 98/100 US Dollars ($11,871.98), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on or before January 1, 2003, subject to conversion as described below.

         This Note may be converted into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder's option.

         This Note is subject to prepayment, in whole or in part, at the option of the Maker without penalty. Such prepayments shall be applied first to interest accrued and then to the principal due hereunder.

         In case this Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

         All rights and obligations hereunder shall be governed by the laws of the State of Colorado.

         This Note is unsecured.

         IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

                                      PARK-PREMIER MINING COMPANY



                                      By: /S/ ROBERT W. DUNLAP
                                         -----------------------------------
                                      Its:   PRESIDENT
                                         -----------------------------------


Description: Cash Advances



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                           CONVERTIBLE PROMISSORY NOTE

$37,425.34
                                                                Denver, Colorado

                                                                 January 1, 2002


         FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation (the "Maker"), hereby promises to pay to the order of Affiliated Mining company (the "Holder"), the principal sum of Thirty Seven Thousand Four Hundred Twenty Five and 34/100 US Dollars ($37,425.34), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on or before January 1, 2003, subject to conversion as described below.

         This Note may be converted into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder's option.

         This Note is subject to prepayment, in whole or in part, at the option of the maker without penalty. Such prepayments shall be applied first to interest accrued and then to the principal due hereunder.

         In case this Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

         All rights and obligations hereunder shall be governed by the laws of the State of Colorado.

         This Note is unsecured.

         IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

                                    PARK-PREMIER MINING COMPANY



                                    By: /S/ ROBERT W. DUNLAP
                                       -----------------------------------
                                    Its:   PRESIDENT
                                       -----------------------------------


Description: Accrued Interest